THIRD AMENDMENT
                                       TO
                      AMENDED AND RESTATED LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT

                  This THIRD AMENDMENT TO AMENDED AND RESTATED LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Third Amendment") is made as of the 5th day of August, 2004, among SOUTH JERSEY INDUSTRIES, INC., a New Jersey corporation ("South Jersey"); MARINA ENERGY LLC, a New Jersey limited liability company ("Marina Energy"; and together with South Jersey, collectively, the "Obligors"); WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association having its principal offices in Charlotte, North Carolina ("Wachovia"), as the Fronting Bank (the "Fronting Bank"); WACHOVIA, as the Administrative Agent (the "Administrative Agent"); and the participating banks listed on the signature pages hereto (collectively, the "Banks"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Reimbursement Agreement (as defined below).

                                   WITNESSETH:

                  WHEREAS, the undersigned are parties to that certain Amended and Restated Letter of Credit and Reimbursement Agreement dated as of September 19, 2002 (as previously amended, the "Reimbursement Agreement"); and

                  WHEREAS, the Obligors have requested that the Administrative Agent, the Fronting Bank and the Banks agree (i) to extend the Stated Expiration Date of each Letter of Credit currently in effect, pursuant to the terms and conditions of Section 2.15 of the Reimbursement Agreement, and (ii) to make certain modifications to the terms of the Reimbursement Agreement, and the Administrative Agent, the Fronting Bank and the Banks have agreed to grant such extension and to make such modifications, on the terms and conditions set forth in this Third Amendment.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the premises set forth above (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the undersigned agree as follows:

                  1. Extension of the Stated Expiration Date of each Letter of Credit. Pursuant to the provisions of Section 2.15 of the Reimbursement Agreement, the undersigned agree as follows:

                    a. By notice to the Administrative Agent, given more than ninety (90) days before the Stated Expiration Date of each Letter of Credit currently in effect, the Obligors have requested the Fronting Bank, with the consent of all of the Banks, to extend the Stated Expiration Date of each such Letter of Credit to September 19, 2007.

                    b. The Fronting Bank and the Banks have elected to so extend the Stated Expiration Date for each such Letter of Credit currently in effect and have requested that the Administrative Agent deliver to the Obligors a Notice of Extension designating the date to which the Stated Expiration Date for each such Letter of Credit shall be extended and the conditions for the consent of the Fronting Bank and the Banks.

                    c. Upon satisfaction of all conditions set forth in the Notice of Extension, all references in the Reimbursement Agreement to the Stated Expiration Date as to each such Letter of Credit currently in effect shall be deemed to be references to the date of September 19, 2007, as such date may be further extended in accordance with Section
         2.15 of the Reimbursement Agreement.

                  2. Amendments to Reimbursement Agreement. The Reimbursement Agreement is amended as follows:

                     a. In Section 1.01 of the Reimbursement Agreement, the definition of "Applicable Margin" is amended by deleting the pricing grid set forth therein in its entirety and replacing it with the following:

-------- ---------------------------- -------------- ------------- -------------
                                        Applicable                  Applicable
              Basis for Pricing -       LIBOR Rate    Applicable     Letter of
 Level        Senior Debt Rating           Margin     Unused Fee    Credit Fee
-------- ---------------------------- -------------- ------------- -------------
   1       Greater than or equal to        0.750%        0.125%       0.750%
                     A-/A3
-------- ---------------------------- -------------- ------------- -------------
   2       Less than Level 1, but at       0.875%        0.150%       0.875%
                least BBB+/Baa1
-------- ---------------------------- -------------- ------------- -------------
   3       Less than Level 2, but at       1.000%        0.175%       1.000%
                least BBB/Baa2
-------- ---------------------------- -------------- ------------- -------------
   4           Less than Level 3           1.250%        0.225%       1.250%
-------- ---------------------------- -------------- ------------- -------------


                     b. In Section 1.01 of the Reimbursement Agreement, the definition of "Permitted Indebtedness" is amended by deleting the reference to the amount of "$120,000,000" in item (2) of said definition and replacing it with a reference to the amount of "$150,000,000."

                     c. In Section 1.01 of the Reimbursement Agreement, the definition of "Permitted Liens" is amended by deleting the reference to the amount of "$5,000,000" in item (6) of said definition and replacing it with a reference to the amount of $10,000,000."

                     d. The following new Section (m) is added at the end of
         Section 5.01 of the Reimbursement Agreement:

                           (m) OFAC Compliance. Comply with any obligations that
                  it may have under the laws of the United States of America, including without limitation, the USA Patriot Act, all laws and executive orders administered by the Office of Foreign Asset Control, Department of the Treasury ("OFAC") and all regulations promulgated and executive orders having the force of law issued pursuant thereto, as amended or supplemented from time to time (collectively, "AML and Anti-Terrorist Acts"). In the event that any Obligor becomes aware that it is not in compliance with any applicable AML and Anti-Terrorist Acts, then such Obligor shall notify the Administrative Agent and diligently take all actions required thereunder to become compliant. Each Obligor represents and warrants to the Administrative Agent that such Obligor is not listed on the specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001), and/or any other list maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders or otherwise subject to sanction under an OFAC implemented regulation.

                  3. Representations and Warranties. The Obligors hereby represent and warrant that:

                     a. They have taken all necessary action to authorize the execution, delivery and performance of this Third Amendment.

                     b. The representations and warranties contained in
         Article IV of the Reimbursement Agreement are true, correct and complete as of the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" includes a reference to this Third Amendment and to the Reimbursement Agreement, as amended by this Third Amendment.

                     c. No Default or Event of Default has occurred and is continuing on the date hereof, before or after giving effect to this Third Amendment.

                  4. Conditions Precedent. This Third Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                     a. Execution By All Parties. This Third Amendment shall have been executed and delivered by each of the parties hereto.

                     b. Existence and Authority Documents. The Administrative Agent and the Banks shall have received all documentation that they may reasonably request relating to the existence of each of the Obligors, the company or corporate, as applicable, authority for and the validity of this Third Amendment, the Reimbursement Agreement as amended hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, the Fronting Bank and the Banks, including without limitation a certificate of incumbency of each of the Obligors, signed by a Secretary or an Assistant Secretary, certifying as to the names, true signatures and incumbency of the officers authorized to execute and deliver this Third Amendment and each other document to be executed, delivered by each of the Obligors from time to time in connection with the Reimbursement Agreement as amended hereby, and certified copies of the following items with respect to each of the
         Obligors: (i) Articles of Organization or Incorporation, as applicable (or, in the alternative, a certification that none of such documents have been modified since delivery thereof in connection with the execution and delivery of the Reimbursement Agreement), (ii) Operating Agreement or By-laws, as applicable (or, in the alternative, a certification that none of such documents have been modified since delivery thereof in connection with the execution and delivery of the Reimbursement Agreement), (iii) a Good Standing Certificate issued by the Department of Treasury of the State of New Jersey, and (iv) the resolutions adopted by the members or board of directors, as applicable, authorizing the execution, delivery and performance of this Third Amendment and each other document to be executed, delivered and performed by such Obligor from time to time in connection with the Reimbursement Agreement as amended hereby.

                     c. Opinion of Counsel. The Administrative Agent shall have received an opinion letter of Cozen O'Conner, counsel to the Obligors, as to such matters as the Administrative Agent shall reasonably request, addressed to the Administrative Agent, the Fronting Bank and the Banks.

                     d. Other Documents. The Administrative Agent shall have received such other documents, approvals and opinions as the Administrative Agent, the Fronting Bank and the Banks may reasonably request.

                     e. Fees. The Administrative Agent shall have received (for its own account and the account of the Banks, as applicable) all of the fees required to be received in connection with this Third Amendment, including, without limitation, the fees set forth in that certain Fee Arrangement Letter dated July 7, 2004, among the Administrative Agent, Wachovia Capital Markets, LLC, and the Obligors.

                  5. Expenses. The Obligors shall pay (a) all out-of-pocket expenses of the Administrative Agent (including reasonable fees and disbursements of counsel for the Administrative Agent) in connection with the preparation of this Third Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each of the Banks, including fees and disbursements of counsel for the Administrative Agent and each of the Banks, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Reimbursement Agreement as amended by this Third Amendment, and each Related Document.

                  6. Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of each of the parties hereto and its respective successors and assigns. The successor and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

                  7. Further Assurances. The Obligors hereby agree from time to time, as and when requested by the Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent may reasonably deem necessary in order to carry out the intent and purposes of this Third Amendment.

                  8. Ratification. Except as herein provided, the Reimbursement Agreement shall remain unchanged and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. It is the intention and understanding of the parties hereto that this Third Amendment shall act as an amendment to the Reimbursement Agreement and shall not act as a novation of the indebtedness evidenced by the Reimbursement Agreement.

                  9. General. References (i) in the Reimbursement Agreement to "this Agreement" (and indirect references such as "hereunder," "hereof" and words of like import referring to the Reimbursement Agreement), and (ii) in the Related Documents to "the Reimbursement Agreement" (and indirect references such as "thereunder," "thereof" and words of like import referring to the Reimbursement Agreement) shall be deemed to be references to the Reimbursement Agreement as amended by this Third Amendment.

                  10. Definitions. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

                  11. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO NEW YORK CHOICE OF LAW PRINCIPLES.

                  12. Severability. Wherever possible, each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under such law, then such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

                  13. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  14. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.



                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Third Amendment has been duly executied by each of the undersigned as of the day and year first set forth above.

                                SOUTH JERSEY INDUSTRIES, INC.

                                By:/s/ DAVID A. KINDLICK
                                   ------------------------------
                                   Name:  David A. Kindlick
                                   Title: Vice President, Treasurer and
                                          Chief Financial Officer

                                MARINA ENERGY

                                By:  South Jersey Industries, Inc.
                                Its: Sole Member

                                By:/s/ DAVID A. KINDLICK
                                   ------------------------------
                                   Name:  David A. Kindlick
                                   Title: Vice President, Treasurer and
                                          Chief Financial Officer


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                as Administrative Agent, as Fronting Bank and as a Bank

                                By: /s/ LAWRENCE P. SULLIVAN
                                    -----------------------------
                                    Name: Lawrence P. Sullivan
                                    Title: Director


                                HUDSON UNITED BANK, as a Bank

                                By: /s/ ANTHONY S. FEDELI
                                    ------------------------------
                                    Name:  Anthony S. Fedeli
                                    Title: Senior Vice President


                                COMMERCE BANK, N.A., as a Bank

                                By: /s/ GERARD L. GRADY
                                    ------------------------------
                                    Name: Gerard L. Grady
                                    Title:  Vice President

                                SUN NATIONAL BANK, as a Bank

                                By: /s/ PETER J. VILLA
                                    -------------------------------
                                    Name: Peter J. Villa
                                    Title: Vice President